UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 16, 2011

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices) (Zip code)

(503) 985-4000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective March 16, 2011, the Board of Directors of Columbia Sportswear Company (the “Company”) amended the Company’s 2000 Restated Bylaws to increase the maximum authorized number of directors of the Company from nine (9) to ten (10). Within this range, the number of directors is determined from time to time by the Board of Directors. Also effective March 16, 2011, the Board of Directors expanded the size of its board of directors to ten (10) members from nine (9) and plans to recommend a nominee to fill the additional board seat for election by shareholders at the 2011 Annual Shareholders meeting to be held May 27, 2011 at 3:00 p.m. at the Company’s headquarters in Portland, Oregon. A copy of the amendment to the Company’s 2000 Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.2	Amendment to 2000 Restated Bylaws of Columbia Sportswear Company, effective March 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: March 21, 2011

	By:	/s/ Thomas B. Cusick
Thomas B. Cusick
Senior Vice President of Finance, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
3.2	Amendment to 2000 Restated Bylaws of Columbia Sportswear Company, effective March 16, 2011.